Lease commitments	12 Months Ended
Dec. 31, 2013
Lease Commitments
Note 23. Lease Commitments

The Company currently has long-term leases for four of its retail branches and one for a former retail branch. Four of the leases are for the retail branch buildings and one lease is for the land on which the Company owned retail branch is located. The leases provide for options to renew for various periods. Pursuant to the terms of these leases, the following is a schedule, by year, of future minimum lease payments required under the long-term non-cancelable lease agreements.

(dollars in thousands)	Lease Payments
2014	$282
2015	224
2016	182
2017	140
2018	129
Thereafter	50
$1,007

Rent expense for the years ended December 31, 2013, 2012 and 2011 was $337 thousand, $397 thousand and $413 thousand, respectively, and was included in occupancy and equipment expenses.